                                  SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for use of the
                                             Commission only (as permitted by
                                             Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                      ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                      ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

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

                      ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held Friday, May 2, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Arrhythmia Research Technology, Inc., a Delaware corporation (the "Company"), will be held on Friday May 2, 2003 at 1:00 p.m. at the Boston Park Plaza Hotel, 64 Arlington Street, Boston Massachusetts for the following purposes:

     1. To elect two Class II directors for three year terms to expire at the 2006 Annual Meeting;

     2. To elect one Class III director for a one year term to expire at the 2004 Annual Meeting;

     3. To approve the appointment of BDO Seidman, LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2003, and;

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Stockholders of record at the close of business on March 21, 2003 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting in person. Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                                          E. P. Marinos
                                                          Secretary

April 4, 2003

                      ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
                                25 Sawyer Passway
                         Fitchburg, Massachusetts 01420
                            Telephone (978) 345-5000

                                 PROXY STATEMENT

                       2003 ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are being furnished in connection with the solicitation by the Board of Directors of Arrhythmia Research Technology, Inc. (the "Company") of proxies to be voted the Annual Meeting of Stockholders to be held on May 2, 2003, at 1:00 p.m. at the Boston Park Plaza Hotel, 64 Arlington Street, Boston Massachusetts, or any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. When such proxy card is properly executed and returned, the shares it represents will be voted at the meeting in accordance with the directions noted thereon, or if no direction is indicated, they will be voted as recommended by the Board of Directors in favor of the proposals set forth in the accompanying Notice of Annual Meeting. Abstentions and broker non-votes will be considered as present at the meeting in determining the presence of a quorum, but will not be counted for or against proposals to be acted on by the stockholders. An automated system administered by Continental Stock Transfer & Trust Company, the Company's transfer agent, is used to tabulate the votes.

         This Proxy Statement and the enclosed proxy card are first being sent to stockholders of the Company beginning on or about April 4, 2003. The Company will also supply brokers or other persons holding stock in their names or in the names of their nominees with such number of proxy cards and proxy materials as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses incurred in connection therewith. In addition to solicitation by mail, certain Directors, officers, and regular employees of the Company may solicit proxies by facsimile transmission, telephone, and personal interview. Such persons will not receive any fees or other compensation for such solicitation. All expenses incurred in connection with this solicitation will be borne by the Company.

Right to Revoke Proxy

         Any Stockholder executing the proxy card enclosed with this Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by submitting to the Secretary of the Company a written revocation thereof at or prior to the 2003 Annual Meeting, by executing a proxy card bearing a later date, or by attending the Annual Meeting and voting in person the shares of stock such stockholder is entitled to vote. The proxies will be voted at the 2003 Annual Meeting and at any adjournment thereof in the manner specified therein, but unless otherwise indicated, such Proxy will be voted:

     (1) FOR the election of the Class II nominees listed under "Election of Directors" as Directors of the Company;

     (2) FOR the election of the Class III nominee listed under "Election of Directors" as a Director of the Company;

     (3) FOR the approval of appointment of BDO Seidman, LLP to audit the consolidated financial statements of Arrhythmia Research Technology, Inc. for the fiscal year ending December 31, 2003, and;

     (4) At the discretion of the proxy holders, on any other matter that may properly come before the 2003 Annual Meeting or any adjournment thereof.

Voting Securities

         At the close of business on March 21, 2003, which is the record date for the determination of stockholders of the Company entitled to receive notice of and vote at the 2003 Annual Meeting or any adjournment thereof, the Company had outstanding 2,614,484 shares of common stock, $.01 par value per share (the "Common Stock"), exclusive of 1,287,918 treasury shares which will not be considered present or entitled to vote. Each share of Common Stock is entitled to one vote.

         The holders of record of a majority of the outstanding shares of Common Stock entitled to vote at the meeting, in present or by proxy, will constitute a quorum for the transaction of business at the 2003 Annual Meeting.

                              Proposals No. 1 and 2
                              ELECTION OF DIRECTORS

General Information

         The Company's By-Laws provide that the number of Directors, as determined from time to time by the Board of Directors, shall not be less than two or more than six. The By-Laws further provide that the Board of Directors be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Company's By-laws were amended in 2001 to reduce the number of classes from three to two and to reduce the term of each class from three years to two years. The Board has determined to reinstitute the three classes, three-year term structure and has amended the Company's By-laws accordingly. In accordance with this strategy and in order to conform to the structure set forth in the Company's By-laws, at this year's Annual Meeting, the stockholders of the Company will elect two Class II directors to terms to expire at the 2006 Annual Meeting and one Class III director to a term to expire at the 2004 Annual Meeting. At the Company's 2004 Annual Meeting, the stockholders will elect the Class III director or directors to a three year term expiring at the 2007 Annual Meeting.

         The Board of Directors has nominated E.P. Marinos and Julius Tabin, PhD. for election as Class II Directors, each for a three year term expiring at the 2006 Annual Meeting and until their successors are duly elected and qualified. Mr. Marinos is presently the Chairman of the Board of Directors of the Company and his term expires at the 2003 Annual Meeting. Dr. Tabin is presently a Director of the Company and his term also expires at the 2003 Annual Meeting.

         The Board of Directors has nominated Paul F. Walter, M.D. for election as a Class III Director for a one year term expiring at the 2004 Annual Meeting and until his successor is duly elected and qualified. Dr. Walter is presently a Director of the Company and his term expires at the 2003 Annual Meeting.

         The Board of Directors has inquired of the nominees and has ascertained that they will serve, if elected. In the event that any of the nominees should become unavailable for election (which is unexpected), the Board of Directors may designate a substitute nominee, in which event the shares represented by the proxy will be voted for such substitute nominee unless an instruction to the contrary is indicated on the proxy card. In lieu thereof, the Board of Directors may reduce the number of Directors in accordance with the By-Laws of the Company.

         The affirmative vote of the holders of a majority of the shares of Common Stock present (whether in person or by proxy) and entitled to vote at the meeting is required for the election of Dr. Walter, Mr. Marinos and Dr. Tabin.

     The Board of Directors recommends a vote "FOR" the election of Dr. Walter, Mr. Marinos and Dr. Tabin as Directors of the Company.

Information About Nominees and Directors

         Biographical information for the persons nominated and for each person whose term of office as a Director will continue after the 2003 Annual Meeting is set forth below.

                                Principal Occupation, Business Experience,                   Director
     Name and Age                  Past Five Years and Directorships                          Since
     ------------              -------------------------------------------                    ------
Class II Nominees (for terms expiring 2006)

E. P. Marinos             Mr.  Marinos has been CEO of AMT/EPM Associates, a                  1994
Age 61                    consulting company, since June 1, 2001.  Mr. Marinos
                          was President and Chief Executive Officer of Midcoast
                          Interstate Transmission, Inc. (MIT) from June 1997 until
                          June 2001. He also became Corporate Vice President of
                          Administration for Midcoast Energy Resources, Inc. (MRS),
                          MIT's parent company, in June 1999 and President of Kansas
                          Pipeline Co. in December 1999, a subsidiary of MRS, and held those positions until MRS was sold in June 2001. From
                          March 1995 until June 1997, he was President and Chief
                          Executive Officer of the Company. Mr. Marinos serves
                          as Chairman of the Company's Board of Directors.

Julius Tabin, PhD         Since 1949, Dr. Tabin has been a partner in the law firm            1982
Age 83                    of Fitch, Even, Tabin & Flannery.

Class III Nominee (for term expiring 2004)

Paul F. Walter, M.D.      Dr. Walter is an electro physiologist and Professor of              1982
Age 65                    Medicine at Emory University where he has served on the
                          faculty since 1971.

Class I Incumbent Directors (terms expire 2005)

Russell C. Chambers,      For more than the past five years, Dr. Chambers has been            1982
M.D.                      primarily engaged in the management of his personal
Age 59                    investments and a private charitable foundation.

James E. Rouse            President and Chief Executive Officer of the Company                2002
Age 48                    since October 2002. President and Chief Operating Officer
                          of the Company from October 2001 to October 2002. Vice
                          President and General Manager of the Company from December
                          2000 to October 2001. President and Chief Operating Officer
                          of Micron Products from December 2000 to present.

Board of Directors Meetings and Committees

         The Board has established several committees whose principal functions are briefly described below. During the fiscal year ended December 31, 2002, the Board of Directors held twelve meetings. Committees of the Board held nineteen meetings. Average attendance by incumbent directors at Board and committee meetings was 97%, and for all Board and committee meetings average attendance was 98%.

Audit Committee.

         The Audit Committee assists the Board of Directors in the oversight of the quality and integrity of the Company's financial reports and its internal accounting and financial controls. The Audit Committee also has the responsibility of reviewing the independence and performance of the independent auditors and makes recommendations to the Board of Directors regarding the appointment or termination of the independent auditors. During 2002, the Audit Committee held five meetings. Its current members are E.P. Marinos (currently chairman of the Audit Committee), Dr. Julius Tabin, and Dr. Paul Walter. The Board of Directors has determined that each of the members of the Audit Committee meets the criteria for independence under Section 121(A) of the American Stock

Exchange's listing standards, and that Mr. Marinos also qualifies as an audit committee financial expert, as defined by the regulations of the Securities and Exchange Commission.

Compensation Committee.

         During 2002, Dr. Russell C. Chambers and Dr. Paul F. Walter, both non-employee Directors, served on the Compensation Committee. The principal functions of the Compensation Committee are to evaluate the performance of the Company's senior executives, to consider the design and competitiveness of the Company's compensation plans, to review and approve senior executive compensation and to administer the Company's Stock Option Plan. The Compensation Committee met once in the fiscal year 2002.

Executive Committee.

         The Executive Committee is composed of three members: Dr. Russell C. Chambers, E. P. Marinos, and Dr. Julius Tabin. The principal functions of the Executive Committee are reviewing and evaluating significant business and policy decisions and making recommendations to the full Board of Directors. The Executive Committee met twelve times in the fiscal year 2002.

Nominating Committee.

         The Nominating Committee is composed of four members: Dr Paul Walter, Dr. Russell C. Chambers, E. P. Marinos, and Dr. Julius Tabin. The Nominating Committee assists the Board in identifying individuals qualified to be directors, oversees the composition, structure and evaluation of the Board and its Committees, and develops and maintains a set of corporate governance guidelines. The Committee reviews these guidelines regularly and recommends changes as necessary or appropriate.

Succession Committee.

         The Succession Committee is composed of five members: Mr. James E. Rouse, Dr Paul Walter, Dr. Russell C. Chambers, E. P. Marinos, and Dr. Julius Tabin. The Succession Committee assists the Board monitoring the preparation, and adequacy of succession plans for Executive Officer positions.

Directors' Compensation

         Each non-employee Director receives cash compensation of $2,000 per quarter and an annual fee of $1,000 per committee membership. Additionally, each non-employee Director receives $500 cash for each meeting (including committee meetings) at which such Director is present in person, and $250 for each meeting (including committee meetings) at which such Director is present by telephone. From time to time, the Board of Directors grants stock options to non-employee Directors. In fiscal year 2002, no grants were made to any Directors.

         Dr. Russell C. Chambers, a Director and shareholder of the Company, performs consulting services for the Company and in exchange the Company pays a portion of his health insurance premiums. Health insurance premiums paid by the Company on behalf of Dr. Chambers were approximately $5,700, $7,800, and $11,670 for the fiscal years 2002, 2001, and 2000, respectively.

         The Company also has obtained consulting services from Mr. E.P. Marinos, a Director and shareholder of the Company. Fees incurred by the Company during fiscal years 2002, 2001, and 2000 were $5,250, $8,048 and $0, respectively. In July 2002, the Company terminated its consulting arrangements with Mr. Marinos.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

Beneficial Owners of More Than 5% of Common Stock

     The following table sets forth beneficial ownership of the Company's Common Stock as of March 26, 2003 for all persons known by the Company to be the beneficial owners of more than five percent (5%) of the outstanding Common Stock of the Company. The information was provided by 5% beneficial owners on a
Schedule 13D filed with the SEC. Unless otherwise stated and subject to applicable community property laws, each beneficial owner has sole voting and investment powers with respect to the shares shown.

                                                 Number of Shares   Percent of
         Name and Address of Beneficial Owner   Beneficially Owned    Class
         ------------------------------------  --------------------------------
         Marsalled Cherubs Trust (1)                 160,510               6.2
              PO Box 1146
              Decatur, GA 30030
         Dr. Harold Snyder                           150,100               5.8
              411 Lister Street
              Waycross, GA 31501

         (1) The trust was established by Dr. Russell C. Chambers, as settlor, for the benefit of his son. Dr. Chambers is not a trustee of the trust and possesses neither the power to vote nor the power to dispose of the shares held by the trust.

Security Ownership of Directors and Executive Officers

     The following table sets forth information concerning the beneficial ownership of the Company's common stock as of March 26, 2003 for: each Director and each nominee for Director, each executive officer named in the Summary Compensation Table, and all of the current Directors and executive officers as a group. To the best of our knowledge, except as otherwise noted, the named individual had sole voting and investment power with respect to these securities.

                                                                Number of Shares     Percent of
  Name of Beneficial Owner                                     Beneficially Owned(1)   Class
  ------------------------                                     ---------------------   -----
  Russell C. Chambers, M.D. (2) ..............................         525,613         19.9
  Julius Tabin, PhD ..........................................         138,824          5.3
  Paul F. Walter, M.D ........................................          82,055          3.1
  E.P. Marinos (3) ...........................................          67,926          2.5
  James E. Rouse (4) .........................................          12,000          0.5

  All officers and directors as a group (6 persons)(5) .......         827,418         31.3

  (1) Beneficial ownership is based on 2,636,213 outstanding shares of Common Stock as of March 21, 2003. Under applicable rules promulgated under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of shares of Common Stock if, among the other things, he or she directly or indirectly has or shares voting power or investment power with respect to such shares. A person is also considered to beneficially own shares of Common Stock which he or she does not actually own but has the right to acquire presently or within the next sixty (60) days, by exercise of stock options or otherwise.

  (2) Includes a total of 41,800 shares as follows: 2,500 over which Dr. Chambers has voting power pursuant to an agreement, 12,500 held as custodian for his son, 2,500 held as custodian for a niece and 24,300 held in a trust for which he is a trustee. Excludes 268,560 shares of common stock owned by two trusts of which Dr. Chambers' son and Dr. Chambers' wife have a beneficial interest. Dr. Chambers does not have any power to vote the shares or dispose of the shares held by the two trusts and disclaims any beneficial ownership of the common stock held by the trusts. Also, excludes 30,302 shares owned by a Foundation of which Dr. Chambers is a co-trustee and as to which Dr. Chambers has relinquished voting power and the power to dispose of the common stock and as to which Dr. Chambers disclaims beneficial ownership.

  (3) Includes options to purchase 24,000 shares, all of which are currently exercisable.

  (4)  Represents currently exercisable options to purchase 12,000 shares.

  (5) Includes options to purchase 36,000 shares, all of which are currently exercisable.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 and the rules hereunder require the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange and to furnish the Company with copies of such reports.

      Based solely upon the Company's review of the copies of such forms it has received or written or oral representations from Reporting Persons, the Company believes that all beneficial ownership statements which were required to be filed during fiscal year 2002 by officers and directors of the Company in their personal capacity pursuant to Section 16(a) of the Securities Exchange Act were filed in a timely manner with the following exceptions: a Form 4 filing required by Russell Chambers was filed two days after the required accelerated submission date and an initial Form 3 filing for the options granted to James Rouse in 2001 was filed in 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         To date, all transactions between the Company and its officers, directors, or their affiliates have been approved or ratified by a majority of the directors who did not have an interest in, and who were not employed by the Company at the time of such transaction. The Company's Board of Directors adopted resolutions providing that any transaction between the Company and its officers, directors or their affiliates must be approved by a majority of the Directors who do not have an interest in and who are not employed by the Company at the time of such transaction. The Company believes that all transactions entered into with affiliates of the Company were on terms no less favorable than could have been obtained from unaffiliated third parties.

         In May 1983, the Company entered into an agreement with Cardiodigital Industries, Inc. ("CDI") pursuant to which the Company was granted an exclusive license from CDI to utilize the technology covered by the Simson Patent in connection with signal-averaging devices. Julius Tabin, a Director of the Company, is a shareholder of CDI. In addition, the estate of G. Russell Chambers (Dr. Chambers' father) is a shareholder of CDI. Royalties paid to CDI totaled $0, $450, and $6,100 for fiscal years ended 2002, 2001, and 2000, respectively.

         Dr. Tabin, a Director and shareholder of the Company, is a partner of a law firm that represents the Company with respect to patent and other intellectual property law matters. Fees for services and patent costs paid to this firm were approximately $19,000, $25,000 and $37,700 for fiscal years ended 2002, 2001, and 2000, respectively.

                               EXECUTIVE OFFICERS

         The following list sets forth the names, ages and offices of the executive officers of the Company during fiscal 2002. The periods during which such persons have served in such capacities are indicated in the description of business experience of such persons below.

            Name                 Position                                   Age
           ---------------------------------------------------------------------
            James E. Rouse       President and Chief Executive Officer       48
            David A. Garrison    Chief Financial Officer                     34

         Mr. Rouse was appointed President and Chief Executive Officer of the Company since October 2002. President and Chief Operating Officer of the Company from October 2001 to October 2002. Vice President and General Manager of the Company from December 2000 to October 2001. Mr. Rouse is currently President and Chief Operating Officer of the subsidiary Micron Products where he has served since December 2000. He was Plant Manager of Micron Products Inc. from December of 1996 until December 2000. Mr. Rouse was Operations Manager for Jarvis Surgical, Inc. prior to joining Micron in 1996. He served in positions of Biomedical Product Manager and Director of Quality Assurance during his employment at Kom TeK, Inc., a subsidy of Kervick Enterprises, Inc., from 1983 to 1995.

         Mr. Garrison was appointed Chief Financial Officer of the Company in November 2002. He joined the Company as Corporate Controller in September of 2002 after nine years as Controller and Chief Financial Officer of H & R 1871, Inc., a privately held manufacturer of single-barrel shotguns.

                             EXECUTIVE COMPENSATION

         The aggregate of all plan and non-plan compensation awarded to, earned by, or paid to the Company's Chief Executive Officer (the "Named Executive Officer") for services during the three fiscal years ended December 31, 2002 by the Company and its subsidiaries is shown in the following table:

                           SUMMARY COMPENSATION TABLE

                                                                                  Long Term Compensation
                                                                                  ----------------------
                                                  Annual Compensation               Awards      Payouts
                                     -------------------------------------------- ----------------------

                                                                                   Securities  Long-term
                                                                     Other Annual  Underlying  Incentive    All Other
     Name and Principal Position       Year      Salary     Bonus    Compensation  Options (#)  Payouts    Compensation
------------------------------------ --------  ---------  --------- ------------- ------------ ---------  --------------
James E. Rouse, President and Chief    2002    $ 112,500  $  10,000         -              -        -            -
Executive Officer, Arrhythmia          2001      100,000        -           -           30,000      -            -
Research Technology, Inc.(1)           2000       82,500      5,000         -              -        -            -

     (1) Mr. Rouse was appointed President and Chief Executive Officer of the Company in October 2002. He served as President and Chief Operating Officer of the Company from October 2001 to October 2002, and Vice President and General Manager of the Company from December 2000 to October 2001. He presently serves since December 2000 as President and Chief Operating Officer of the wholly owned subsidiary Micron Products. He was Plant Manager of Micron Products Inc. from December of 1996 until December 2000.

                              EMPLOYMENT AGREEMENT

         In October 2001, the Company entered into a five year employment agreement with Mr. Rouse, the Company's President and Chief Executive Officer, under which he receives base compensation of $100,000 per year, subject to annual review for raises in accordance with Company policy, and bonus compensation and other benefits as the Company may institute. The Company also provides Mr. Rouse with medical and dental benefits in accordance with the Company's group plans. If the Company terminates Mr. Rouse's employment without cause, Mr. Rouse is entitled to his then base compensation and medical and dental benefits for a period of twelve months. In the event of a sale of all or substantially all of the Company's assets or a sale or transfer of the Company's voting securities resulting in a change in the ownership of a majority of the Company's voting securities, the Company may terminate Mr. Rouse's employment, in which event Mr. Rouse is entitled to the greater of his current base compensation up to the date of termination or his base compensation for a period of twenty-four months, as well as eighteen months of medical and dental benefits. In addition, Mr. Rouse's employee stock options become immediately vested and exercisable upon a change of control as described above.

 Aggregated Option Exercises in Fiscal 2002 and Fiscal Year-End Options Values

                                                           Number of Securities       Value of Unexercised In-the-
                                                          Underlying Unexercised        Money Options at Fiscal
                                                        Options at Fiscal Year-End             Year-End (1)
                                                        --------------------------             ------------
                        Number of Shares     Value
   Name              Acquired on Exercise   Realized    Exercisable   Unexercisable   Exercisable   Unexercisable
   ----              --------------------   --------    -----------   -------------   -----------   -------------
   James E. Rouse            -0-             $ -0-         6,000          24,000        $ 3,300        $13,200

         (1) The value is computed by multiplying the number of options by the difference between (i) the per share market of the Common Stock on December 31, 2002 of $ 2.55 and (ii) the exercise price per share.

                      REPORT OF THE COMPENSATION COMMITTEE

         The following report of the Compensation Committee (the "Committee"), as well as the Performance Graph set forth herein, are not soliciting materials, are not deemed filed with the Securities and Exchange Commission (the "SEC") and are not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

         The Compensation Committee is responsible for establishing and reviewing the Company's executive compensation policies, advising the full Board of Directors on all compensation matters and administering the Company's Stock Option Plan. The Committee in 2002 was comprised of Russell C. Chambers and Paul
F. Walter. All decisions of the Committee relating to compensation of the President and Executive Officer are reviewed and approved by the other non-employee Directors.

Compensation Policy

         The Company's executive compensation policies are designed to foster the Company's business goals of achieving profitable growth and premium returns to stockholders. The principal objectives of these policies are as follows: (1) to attract, motivate and retain executives of outstanding ability and character;
(2) to provide rewards that are closely related to the performance of the Company and the individual executive by placing a portion of compensation at risk; and (3) to align the interests of executives and stockholders through long-term, equity-based incentives and programs to encourage and reward stock ownership.

         This report discusses the manner in which base salaries, short-term incentive compensation and long-term, equity-based incentives for the Company's executive officers, including the Company's President and Executive Officer, were determined for the 2002 fiscal year.

Executive Compensation

         The key components of executive compensation are base salary, short-term incentive compensation and long-term, equity-based incentives. Base salaries are generally targeted to be competitive with the salaries paid at other companies of similar size and complexity within and outside the medical device manufacturing industries.

         Base Salary

         Salary level targets are established so that the Company can attract and retain the most qualified employees. In determining an executive officer's salary, the Compensation Committee considers, but does not assign specific weights to, the following factors: internal factors involving the executive's level of responsibility, experience, individual performance, and equity issues relating to pay for other Company executives, as well as external factors involving competitive positioning, overall corporate performance, and general economic conditions. No specific formula is applied to determine the weight of each factor.

         Incentive Compensation Program

         The Company maintains an incentive compensation program for substantially all officers and executives designed to reward such individuals for their contributions to corporate and individual objectives. In the past, the programs have provided additional compensation based on performance and profits of those operations for which the various executives have responsibility.

         Long-Term Incentive Compensation

      The Company also grants stock options and other equity incentives under the Stock Option Plans in order to link compensation to the Company's long-term growth and performance and to increases in Stockholder value. The Committee has broad discretion to establish the terms of such grants to eligible employees of the Company and it's subsidiaries. It grants awards to designated employees upon commencement of employment or following a significant change in an employee's responsibility or title. Awards are based on guidelines relating to the employee's position in the Company that are set by the Committee, as well as the employee's current performance and anticipated future contributions. The Committee also considers the amount and terms of stock options previously granted to each of the employees. The Committee individually evaluates these factors with respect to each executive and then the Committee reaches a consensus on the appropriate award. During fiscal year 2001, the Committee recommended the grant of stock options under the 2001 Stock Option Plan, exercisable for 30,000 shares to Mr. Rouse. No stock option grants were made in fiscal 2002.

Compensation of President and Chief Executive Officer

         James E. Rouse was named President and Chief Executive Officer of the Company in November 2002. Pursuant to the terms of his employment agreement, his annual rate of compensation in 2002 was $108,000 and the annual rate was increased by $18,000 on October 1/st/, 2002. Mr. Rouse was awarded a cash bonus of $10,000 in fiscal 2002 in recognition of the performance of the Company and his contribution thereto.

         This report on executive compensation is made by and on behalf of the Company's Compensation Committee.

                 Russell C. Chambers, M.D.           Paul F. Walter, M.D.

                          REPORT OF THE AUDIT COMMITTEE

      The information contained in this Proxy Statement with respect to the Audit Committee Report and charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commissions, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates it by reference in such filing.

      The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee has reviewed and discussed with management and the Company's independent auditors, BDO Seidman, LLP, the Company's audited consolidated financial statements and discussed any significant accounting issues. The Audit Committee's review and discussion with the Company's independent auditors included matters requiring discussion pursuant to Statements on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee further discussed with BDO Seidman, LLP, matters relating to its independence, and has received the written disclosures and letter from it required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee reviewed the overall scope and plans for the annual audit by the Company's independent auditors and the Company's financial reporting process and internal controls, as well as any significant audit findings by the independent auditor and management's responses to any suggestions raised by the independent auditors.

      On the basis of these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee is not providing any expert or special assurance as to the Company's financial statements, and is not providing any professional certification as to the independent auditor's work product.

      E.P. Marinos              Julius Tabin              Paul F. Walter M.D.

                             STOCK PERFORMANCE GRAPH

         The following Performance Table compares the Company's cumulative total shareholder return on its Common Stock for a five-year period (from December 31, 1997 to December 31, 2002), with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500") (which does not include the Company), and the Standard & Poor's Medical Products and Supplies Stock Index (which includes the Company)("S&P Med"). Dividend reinvestment has been assumed. The Performance Graph assumes $100 invested in December 31, 1997 in the Company's Common Stock, S&P 500, and S&P Health Care Index.

                                                                          Cumulative Total Returns

                                                         12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02
-------------------------------------------------------- --------- --------- --------- --------- --------- ---------
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.                      100.00     84.00    104.00    104.00    160.00   163.20
S & P 500                                                 100.00    128.58    155.64    141.46    124.65    97.10
S & P HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)           100.00    141.59    130.52    191.60    181.88   158.86

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
           AMONG ARRHYTHMIA RESEARCH TECHNOLOGY, INC., THE S & P 500
                INDEX AND THE S & P HEALTH CARE EQUIPMENT INDEX

                                    [GRAPH]

*$100 invested on 12/31/97 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright (C) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.

                                 Proposal No. 3

                             INDEPENDENT ACCOUNTANTS

         The Directors of the Company have selected BDO Seidman, LLP as the auditors of the Company for the fiscal year ending December 31, 2003, subject to the approval of the stockholders. BDO Seidman, LLP has acted as the Company's auditors since 1998. A representative of BDO Seidman, LLP is expected to be at the Meeting, to make a statement if so desired, and to respond to any appropriate questions.

         Before the Audit Committee recommended the appointment of BDO Seidman, LLP, to the Board, it considered the qualifications of that firm, including its performance previously, its reputation for integrity, and competence in the fields of accounting and auditing. The Audit Committee has determined that the provisions of the services set forth under "All Other Fees" are compatible with maintaining the principal accountants independence.

Audit Fees

         The amount of the fees for audit services performed by BDO Seidman, LLP during fiscal year 2002 was approximately $89,000. These fees include $15,000 for quarterly financial review of the Forms 10-Q.

Financial Information Systems Design and Implementation Fees

         BDO Seidman provided no services with respect to financial information systems design and implementation during fiscal year 2002.

All Other Fees

         The amount of fees for tax and other services performed by BDO Seidman LLP during fiscal year 2002 was approximately $21,000 including $8,000 for the preparation of annual tax returns, and $13,000 for other tax and related services.

Recommendation and Vote

         To be approved, this proposal requires the affirmative vote of the holders of a majority of the voting stock of the Company present in person or represented by proxy at the Annual Meeting entitled to vote thereon.

         The Board of Directors recommends a vote "FOR" the appointment of BDO Seidman, LLP as the Company's auditors for the fiscal year ending December 31, 2003.

                STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

         Stockholders are entitled to submit proposals on matters appropriate for stockholder action and have that proposal included in the Company's proxy statement consistent with regulations of the Securities and Exchange Commission. Should a Stockholder intend to present a proposal at the 2004 Annual Meeting and have that proposal included in the Company's proxy statement, it must be received by the Secretary of the Company (C/O Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420) not later than December 5, 2003 and must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be included in the Company's Proxy Statement and proxy card relating to that meeting.

         Stockholders of the Company may nominate candidates for election to the Board of Directors and submit other matters for consideration at the Company's annual meeting by providing written notice to the Company not later than 90 days in of advance of the annual meeting, unless the annual meeting is held on a date other than the second Tuesday of May, in which case the stockholder notice must be given within ten days after the first public disclosure of the scheduled date of the annual meeting. Nominations for elections of directors to take place at a special meeting are required to be received by the close of business on the seventh day following the date on which notice of such meeting is given to stockholders. In the case of director nominations, the notice must contain the stockholder's and nominee's name and address, a representation that the stockholder is a holder of record of the Company entitled to vote at the meeting and intends to appear at the meeting (in person or by proxy) to nominate the nominee, a description of any arrangements or understanding between the stockholder and the nominee, the consent of the nominee to serve if so elected and such other information as would be required by the rules of the SEC to be included in a proxy statement. Notices of other business must contain a brief description of the business to be brought before the meeting, the stockholder's name and address, a representation as to stockholder status and intent to appear at the meeting to propose the business, and a description of any material interest of the stockholder in the matter.

                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote such Proxy in accordance with their judgment.

         No person is authorized to give any information or to make any representation other than that contained in this Proxy Statement, and if given or made, such information may not be relied upon as having been authorized.

         Copies of the Company's 2002 Annual Report on Form 10-K are being sent to all stockholders along with this Proxy Statement. Additional copies will be furnished without charge to stockholders upon written request. All written requests should be directed to Arrhythmia Research Technology, Inc., Secretary, c/o Micron Products, Inc., 25 Sawyer Passway, Fitchburg, MA 01420.

         Submitted by Order of the Board of Directors

         E.P. Marinos
         Secretary

                     ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

Proxy Solicitation on Behalf of the Board of Directors for Stockholders Meeting
                                on May 2, 2003.

   The undersigned hereby appoints David A. Garrison and Judith Lucier and each or either of them, as true and lawful agents and proxies with full power of substitution in each to represent the undersigned in all matters coming before the 2003 Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc. to be held on Friday, May 2, 2003 at The Boston Park Plaza Hotel, 64 Arlington Street, Boston, Massachusetts at 1:00 pm local time, and any adjournment thereof, and to vote as follows:

1.Election of Class II Directors (3 year term):    Nominees:  E.P.
  Marinos    Julius Tabin, PhD
[_] VOTE FOR all nominees listed above, except withhold from
             following    OR    [_] VOTE WITHHELD from all nominees listed
             above.
           nominees (if any): __________________________________________________

2.Election of Class III Director (1 year term):  Nominee:  Paul F. Walter, M.D.
          [_] VOTE FOR  or   [_] VOTE WITHHELD

3.Approval of the Appointment of BDO Seidman,
  LLP                          [_] VOTE FOR  [_] VOTE AGAINST  [_] ABSTAIN

4.Other Matters

   In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

                   Please sign and date on the reverse side.

   When properly executed and timely returned, this proxy will be voted in the manner specified above by the stockholder. If no direction is given, this proxy will be voted FOR the nominees listed in Proposals 1 and 2 and FOR Proposal 3. The signer hereby revokes all proxies heretofore given by the signer to vote at the meeting or any adjournments thereof.

                                                   PLEASE SIGN AND DATE

                                                   Dated: ________________, 2003

                                                   _____________________________
                                                   Signature

                                                   _____________________________
                                                   Printed Name

                                                   _____________________________
                                                   Signature

                                                   _____________________________
                                                   Printed Name

                                                   (Joint Owners Should Each
                                                   Sign, Attorneys-in-Fact,
                                                   Executors, Administrators,
                                                   Custodians, Partners, or
                                                   Corporate Officers Should
                                                   Give Their Full Title.)

                    PLEASE DATE, SIGN AND RETURN THIS PROXY
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES